================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 30, 2006

                          VARIAN MEDICAL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-7598                  94-2359345
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                 Number)              Identification No.)

     3100 Hansen Way, Palo Alto, CA                              94304-1030
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           ------------------------------------------------------------------
           Appointment of Certain Officers; Compensatory Arrangements of Certain
           ---------------------------------------------------------------------
           Officers.
           --------

     Executive Compensation
     ----------------------

     On November 30, 2006, the Compensation and Management Development Committee of the Board of Directors (the "Board of Directors") of Varian Medical Systems, Inc. (the "Company") set the performance goals for fiscal year 2007 under the Company's Management Incentive Plan ("MIP") for the named executive officers and certain other executives. In the case of Timothy E. Guertin, Elisha W. Finney and John W. Kuo, payments under the MIP will be based 75% on a percentage growth of earnings before interest and taxes ("EBIT") for the Company as a whole and 25% on growth in revenue for the Company as a whole. In the case of Dow R. Wilson, payment under the MIP will be based 37.5% on the percentage growth in EBIT for the Company as a whole, 12.5% on growth in revenue for the Company as a whole, 37.5% on the percentage growth in EBIT for the Oncology Systems business segment and 12.5% on growth in revenue for the Oncology Systems business segment. In the case of Robert H. Kluge, payment under the MIP will be based 37.5% on the percentage growth in EBIT for the Company as a whole, 12.5% on growth in revenue for the Company as a whole, 37.5% on the percentage growth in EBIT for the X-ray Products business segment and 12.5% on growth in revenues for the X-ray Products business segment. Payment under the MIP may vary from $0 to 200% of target based upon achievement under these performance goals.

     Set forth below are the percentages of base salary each of these individuals would receive if the target and maximum levels under the MIP are achieved:

                                    Target     Maximum
                                    -------    -------
       Timothy E. Guertin               100%       200%
       Elisha W. Finney                  80%       160%
       Robert H. Kluge                   60%       120%
       John W. Kuo                       60%       120%
       Dow R. Wilson                     80%       160%

     Subject to stockholder approval at the 2007 Annual Meeting of Stockholders, the Board of Directors has approved amendment of the MIP to add additional performance metrics. Under the provisions of the Management Incentive Plan, as so amended (the "Amended MIP"), in addition to the performance goals that were previously included in the MIP, the Company may tie incentive compensation under the Amended MIP to the following performance goals: (a) orders or net orders,
(b) expenses, (c) cost of goods sold, (d) profit/loss or profit margin, (e) working capital, (f) operating income, (g) cash flow, (h) market share, (i) return on equity, (j) economic value add, (k) stock price of the Company's stock, (l) price/earning ratio, (m) debt or debt-to-equity ratio, (n) accounts receivable, (o) cash, (p) write-off, (q) assets, (r) liquidity, (s) operations,
(t) intellectual property (e.g., patents), (u) product development, (v) regulatory activities, (w) manufacturing, production or inventory, (x) mergers, acquisitions or divestitures, (y) financings, (z) days sales outstanding, (aa) backlog, (bb) deferred revenue, and (cc) employee headcount. If the amendment to the MIP is not approved by the stockholders at the 2007 Annual Meeting of Stockholders, the MIP will continue in its current form.

     On November 30, 2006, the Compensation and Management Development Committee also approved performance goals that supercede those set forth above under the Amended MIP if the amendment to the MIP is approved by stockholders at the 2007 Annual Meeting of Stockholders for the named executive officers and certain other executives. In the case of Timothy E. Guertin, Elisha W. Finney and John
W. Kuo, payments under the Amended MIP will be based 60% on a percentage growth of EBIT for the Company as a whole, 25% on growth in revenue for the Company as a whole, and 15% on growth in net orders for the Company as a whole. In the case of Dow R. Wilson, payment under the Amended MIP will be based 30% on the percentage growth in EBIT for the Company as a whole, 12.5% on growth in revenue for the Company as a whole, 7.5% on growth in net orders for the Company as a whole, 30% on the percentage growth in EBIT for the Oncology Systems business segment, 12.5% on growth in revenue for the Oncology Systems business segment and 7.5% on growth in net orders for the Oncology Systems business segment. In the case of Robert H. Kluge, payment under the Amended MIP will be based 30% on the percentage growth in EBIT for the Company as a whole, 12.5% on growth in revenue for the Company as a whole, 7.5% on growth in net orders for the Company as a whole, 30% on the percentage growth in EBIT for the X-ray Products business segment, 12.5% on growth in revenues for the X-ray Products business segment and 7.5% on growth in net orders for the X-ray Products business segment. Payment under the Amended MIP may vary from $0 to 200% of target based upon achievement under these performance goals.

     Set forth below are the percentages of base salary each of these individuals would receive if the target and maximum levels under the Amended MIP are achieved:

                                    Target     Maximum
                                    -------    -------
       Timothy E. Guertin               100%       200%
       Elisha W. Finney                  80%       160%
       Robert H. Kluge                   60%       120%
       John W. Kuo                       60%       120%
       Dow R. Wilson                     80%       160%

     If the amendment to the MIP is not approved by the stockholders at the 2007 Annual Meeting of Stockholders, the performance goals set under the MIP will remain in effect for fiscal year 2007 instead of those set forth above under the Amended MIP.

     IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     This Form 8-K Current Report should not be considered a solicitation or recommendation with respect to the proposal to amend the MIP to be submitted to stockholders of the Company. Detailed information regarding the proposal to amend the MIP, as well as information on other items to be considered at the 2007 Annual Meeting of Stockholders, will be included in the Company's proxy statement for the 2007 Annual Meeting of Stockholders. The Company expects to mail the proxy statement to those entitled to vote at the meeting at the end of December 2006, and will file the proxy statement concurrently with the Securities and Exchange Commission (the "SEC"). Stockholders are urged to read the proxy statement carefully because it will contain important information about the proposal to amend the MIP and all other proposals to be considered by the stockholders at the 2007 Annual Meeting of Stockholders. The Company's stockholders and other investors may obtain a free copy of the Company's proxy statement when it becomes available, as well as other documents filed by the Company with the SEC, at the SEC's web site at http://www.sec.gov. Stockholders and investors also may obtain a free copy of the Company's proxy statement, when it becomes available, by going to the Company's web site at www.varian.com or by contacting: Investor Relations, Varian Medical Systems, Inc., 3100 Hansen Way, Palo Alto, CA 94304.

     The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposals to be considered at the 2007 Annual Meeting of Stockholders. A description of any interests that the Company's directors and named executive officers have in connection with the proposals to be considered at the 2007 Annual Meeting of Stockholders is as set forth above or will otherwise be provided in the proxy statement.

Item 8.01. Other Events.
           ------------

     The disclosure set forth under Item 5.02 above is incorporated by reference herein in its entirety.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Varian Medical Systems, Inc.


                                              By:     /s/ JOHN W. KUO
                                                      --------------------------
                                              Name:   John W. Kuo
                                              Title:  Corporate Vice President,
                                                      General Counsel and
                                                      Corporate Secretary

Dated:  December 1, 2006